SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2006

LifeCare Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission file number:

333-133319

Delaware	51-0372090
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5560 Tennyson Parkway

Plano, Texas 75024

(Address of principal executive offices)

(469) 241-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On July 12, 2006, Walter S. Jin resigned from the Board of Directors of LifeCare Holdings, Inc.

(d) To fill the vacancy on the Board created by Mr. Jin’s resignation, on July 12, 2006, the Board appointed Mr. Stephen H. Wise to serve as a Director on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECARE HOLDINGS, INC.
(Registrant)

Date: July 13, 2006	/s/ W. Earl Reed, III
W. Earl Reed, III
President and Chief Executive Officer